Investor Update
June 2, 2009

Cautionary Statement

Statements made in this presentation that relate to future performance or financial results of the Company are forward-looking statements which involve risks and uncertainties that could cause actual performance or results to materially differ.  Such risks and uncertainties include, but are not limited to: the outcome of, or developments concerning, PepsiCo’s proposal to purchase all outstanding shares of the Company that it does not already own; the outcome of, and expenses associated with, any litigation related to PepsiCo’s acquisition proposal; PepsiCo’s ability to affect matters concerning us through its equity ownership of PBG, representation on our Board and approval rights under our Master Bottling Agreement; material changes in expected levels of bottler incentive payments from
PepsiCo; material changes from expectations in the cost or availability of ingredients, packaging materials, other raw materials or energy; an inability to achieve strategic business plan targets; material changes in capital investment for infrastructure and an inability to achieve the expected timing for returns on cold-drink equipment and related infrastructure expenditures; an inability to successfully integrate acquired businesses or to meet projections for performance in newly acquired territories; loss of key members of management; and changes in laws and regulations governing the manufacture and sale of food and beverages, the environment, transportation, employee safety, labor and government contracts.  For additional information on these and other risks and uncertainties that could cause PBG’s actual results to materially differ from those set forth herein, please see PBG’s
Securities and Exchange Commission reports, including PBG’s annual report on Form 10-K for the year ended
December 27, 2008.  PBG undertakes no obligation to update any of the forward-looking statements set forth herein.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date hereof.

We have disclosed certain non-GAAP measures within this presentation.  Our 2009 financial outlook also contains non-GAAP measures.  “Non-GAAP” measures include those designated as “Comparable” as well as Operating Free
Cash Flow (OFCF). Please see reconciliations to their respective measures prescribed by accounting principles generally accepted in the U.S. included on our website at www.pbg.com under Investor Relations.

Agenda

Track Record of Success

PBG… A Strategic Gem

Strong Financial Outlook

Review of PepsiCo Proposal

Track Record of Success

Strong Financial Outlook

Positive Start to the Year,
Exceeded Q1 2009 Guidance

Raising Q2 Comparable EPS Outlook by $0.05

Increasing Full-Year Comparable EPS Outlook
by $0.10 to Range of $2.30 to $2.40

Forecast Full-Year Operating Free Cash Flow
of $525 Million, Increase of $25 Million

Strong Sector Performance in Q1 2009

Improving CSD Trends in the U.S.

Continued Commodity Cost Deflation

Decreased Volatility in Foreign Exchange Rates

Bottler Consolidation Accelerating

Track Record of Success

Current Developments Encouraging

Track Record of Success

Proven Financial Track Record

All figures are on a comparable basis

Topline
Growth
(in billions)

Operating
Profit
(in billions)

EPS
Growth
(in dollars)

Cash
Flow
(in millions)

CAGR

7%

CAGR

11%

CAGR

16%

CAGR

16%

Significant Shareholder Value Creation
Total Return Analysis

Track Record of Success

+231%

Consumer Staples

S&P 500

PBG IPO to Date

3/31/99 to 5/29/09

5 Year

3 Year

1 Year

13%

Track Record of Success

Stock Price Returns
Through 5/29/09

Significant Outperformance by PBG

Consumer Staples

S&P 500

5%

1%

PBG Winning in the Marketplace

United States

Track Record of Success

Execution

Volume & Share

Customer Satisfaction

CSD Fair Share Index vs. Coke

111

128

Display

Inventory

Feature

RWV

Relative

Value

125

vs. IPO

+9 pts.

+12 pts.

+8 pts.

2x NCB Inventory &
3x NCB Features vs. Coke

Faster Volume Growth

7 of 10 years

Greater Topline Growth

8 of 10 years

Improved Share Position

Gains in 7 of 10 years

Four Key Focus Areas

Accounts Serviced
as Scheduled

Out-of-Stock Reduction

Respond & Recover

Weekend Service

Improved Customer
Satisfaction

Increasing Customer
Loyalty

Source: IRI Grocery Channel for PBG

Agenda

Track Record of Success

PBG… A Strategic Gem

Strong Financial Outlook

Review of PepsiCo Proposal

PBG… A Strategic Gem

PBG is the Key to Unlocking Value in the U.S. Pepsi System

Strong scale position with ~60% of U.S. volume

Geographic footprint in growing U.S. markets

Unmatched operating and executional capability

Exciting Core Growth Opportunities

Highly Attractive International Growth Territories

Mexico

Russia

Great Portfolio of Brands… Strong #1 or #2

Colas

Non-Carbs

Water

Invigoration & Energy

Flavors

PBG… A Strategic Gem

PBG… A Strategic Gem

1999

2009 & Beyond

“We Sell Soda.”

Service

Excellence

Operational

Excellence

Revenue / Margin
Management Excellence

Executional
Excellence

Selling

Excellence

Best-in-Class Execution

Reposition and Strengthen Brand Portfolio

Transform Performance Through Operating Excellence

Capitalize on Geographic Growth Opportunities

PBG… A Strategic Gem

Strategic Platforms for Growth

PBG… A Strategic Gem

Enter
White Space

Invest in
Core Brands

Fill Portfolio Gaps:

Goal #1 or #2 Position

Leverage
Learning Labs

Reposition and Strengthen Global Brand Portfolio

Step Change in Cost Structure and Productivity

Transform Performance Through Operating Excellence

Transform
Warehouse
Capabilities

Maximize
Go-to-Market
Effectiveness

Optimize
Manufacturing
Cost

PBG… A Strategic Gem

Capture
G&A Cost
Opportunities

PBG… A Strategic Gem

Speed to Market

Greater Reach

Promotional Lift

Larger Transactions

90% Distribution in 2 Weeks

Fast Turns to Drive Profit

More Trips

44% of Shopping Trips

Retailer Benefits

99% Household Penetration

Cash Flow & Labor Savings

Transform Performance Through Operating Excellence

Direct Store Delivery Advantage… Proven, Powerful and Profitable

High Spend / Trip

International

Domestic

PBG… A Strategic Gem

Capitalize on Geographic Growth Opportunities

Low LRB per Capita
Consumption

Robust LRB Category
Growth Potential

Long-Term Business
Prospects Positive

Increased Pace Since 2008

Four Deals Totaling in
$200MM in Revenues

Financially Accretive

Value Creation Driven by
PBG Operating Expertise

U.S. System Consolidation

Third Largest Beverage
Market in the World

Large and Young
Population Base

LRB Category Growth
Projected in the
Low-Single Digits

Other
Anchors

Independent
   Bottlers

Russia

Mexico

Agenda

Track Record of Success

PBG… A Strategic Gem

Strong Financial Outlook

Review of PepsiCo Proposal

Strong Financial Outlook

Strong Sector Performance in Q1 2009

Continued Commodity Cost Deflation

Decreased Volatility in Foreign Exchange Rates

Ample Liquidity and Solid Balance Sheet

LRB Category Rebounds with Improving
Economy and GDP

…Raising Q2 and Full-Year 2009 Guidance

External Environment Improving

Strong Financial Outlook

Q2 2009 Guidance

Previous

Current

Comparable EPS

$0.70 to $0.74

FY 2009 Guidance

Operating Free
Cash Flow

Raising Q2 and Full-Year 2009 Outlook

$2.30 to $2.40

about $525MM

$0.65 to $0.69

$2.20 to $2.30

Previous

Current

$500MM

Strong Financial Outlook

Vastly Improved Commodities Environment

Raw Materials

(Including fuel, excluding concentrate)

$MM increase vs. prior year

2006

2007

2008

2009F

2010F

Corn

Down 50% from Peak in 2008

Oil

Reached a High of ~$140

Current Price of ~$60 per Barrel

Aluminum

Peaked at $3,300/MT

Currently at $1,500/MT

Decrease of 55%

$80

$120

$170

$230

$(125)

Transactional Forex

7%

Strong Financial Outlook

Strong LRB to GDP Correlation

Key Learnings

Crises Typically Lasted 5 to 8 Quarters

Strong Correlation Between GDP and LRB Results

LRB Growth Rebounds with GDP

Russia Financial Crisis 1998 to 1999

Mexico Peso Crisis 1994 to 1995

LRB Category Growth

GDP Growth

18%

1997

1998/1999

2000

2001 to 2003

1994

1995

1996

1997 to 2000

Strong Financial Outlook

Ongoing Ability to Generate Cost & Productivity Savings

2007

2008

2009F

$ in MM

Agenda

Track Record of Success

PBG… A Strategic Gem

Strong Financial Outlook

Review of PepsiCo Proposal

PepsiCo Proposed to Buy PBG for $29.50 on April 19th

Independent Special Committee Formed by PBG’s Board
to Review Proposal with Fiduciary Responsibility to PBG’s
Independent Shareholders

Special Committee Undertook Rigorous Review of Proposal,
Advised by Morgan Stanley and Cravath, Swaine & Moore

PepsiCo’s Proposal Deemed Grossly Inadequate by Special
Committee and Board on May 4th

Review of PepsiCo Proposal

Independent Shareholders Own 2/3 of PBG’s Stock
and Have 60% of the Voting Power

8 of 10 PBG Directors are Independent from PepsiCo

PepsiCo Cannot Acquire or Increase Interest in PBG
Without the Approval of the PBG Board of Directors

PepsiCo Cannot Unilaterally Replace the PBG Board

Review of PepsiCo Proposal

Transaction Would Not be a Minority Squeeze-Out

Review of PepsiCo Proposal

Valuation Methods

Value of Your PBG Shares

Precedent Transactions

Standalone Value

Synergies

Historical Trading Multiples

Intrinsic Value

Fair Share of $25 per PBG Share
NPV of System Synergies

M&A Market Premiums

Precedent Transaction Multiples

Review of PepsiCo Proposal

Precedent Transactions: Insufficient Premium

Premiums In Deals > $1Bn Since
the September 2008 Market Break are
Substantially Above Historical Levels

PepsiCo Proposal More Akin to a Cash
Deal Given Relative Sizes of PepsiCo
and PBG

PBG shareholders not able to
meaningfully participate in synergies

All Deals Since
Market Break

All Cash Deals
Since Market Break

Acquisition Premiums

Review of PepsiCo Proposal

Precedent Transactions: Proposal Well Below Comparable Multiples

Transaction EBITDA Multiples

PBG’s Attributes Would Support
a Superior Multiple to Precedent
Bottler Acquisitions

Scale

Geographic diversity

Strong presence in attractive
U.S. and international markets

Track record of strong operating
growth and returns

LTM EBITDA $1.8 Billion

PAS /
Whitman

PBG Bottler
Acquisitions

PepsiCo

Proposal

Review of PepsiCo Proposal

Proposal Opportunistic & Undervalues PBG Fundamental Value

PepsiCo Proposal was Made Prior
to PBG’s Q1 Earnings

CCE up 13% since their
Q1 announcement

Proposal Near Historical
Valuation Low Point

Normalized trading multiple
would imply a standalone share
price in excess of $30

Proposal Well Below
PBG’s DCF Value

Historical NTM P/E

PBG ’04-’08
Avg: 15.1x

S&P 500

2004

2005

2006

2007

2008

2009

PepsiCo
Proposal

18

16

14

12

10

8

6

Review of PepsiCo Proposal

PBG Management Scoped System Transformation
Project in Q3 2008

Engaged a Leading Global Consulting Firm in
September 2008

Assessed Value Creation Available from
Transformational Initiatives

Combined Consulting Firm’s Analytical Expertise
with PBG’s Operating Knowledge

Delivered Final Report in Early 2009

Synergies: Blue System Transformation

Review of PepsiCo Proposal

Annual System Synergies

Areas of Opportunity

Route to Market

Manufacturing Consolidation

Supply Chain

General & Administrative

Annual Synergies of
$750 to $850 Million

One Time Cost = Annual Savings

More than $5 Billion ($25 per
PBG Share) NPV of Synergies

Valuation

PBG is the Key to Enabling Synergies

Review of PepsiCo Proposal

Synergy Benchmarks

% of Target Sales

Synergies

PBG and PAS Combined Sales

Morgan Stanley
Select Large
Food Beverage Deals

6.5%

$1.2Bn

$19Bn

Leading Global
Consulting Firm

4.7% to 6.2%

$900MM to $1.18Bn

$19Bn

Synergies Appropriate Versus External Benchmarks

Benchmarks Imply Synergy Range of $900 Million to $1.2 Billion…

Sell-Side Target Range of Synergies $500 Million to $1 Billion

Long Track Record of Winning for Key Stakeholders

Strong 2009 Financial Outlook Will Drive Continued Value Creation

Encouraging Sector and Economic Developments

Exciting Core Domestic and International Growth Opportunities

PBG… A Strategic Gem with a Bright Future